                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            _______________________


                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                             ______________________

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


               New York                                     13-5160382
     (Jurisdiction of incorporation                     (I.R.S. employer
       if not a U.S. national bank)                    identification no.)

    48 Wall Street, New York, New York                         10286
 (Address of principal executive offices)                   (Zip Code)

                       NATIONWIDE HEALTH PROPERTIES, INC.
              (Exact name of obligor as specified in its charter)


               Maryland                                     95-3997619
     (State or other jurisdiction of                    (I.R.S. employer
      incorporation or organization)                   identification no.)

     4675 MacArthur Court, Suite 1170
         Newport Beach, California                             92660
 (Address of principal executive offices)                   (Zip Code)

                           _________________________


                                Debt Securities
                      (Title of the indenture securities)
  *Specific title(s) to be determined in connection with the sale(s) of First
                                 Mortgage Bonds
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                                    GENERAL

ITEM 1. General Information.

        Furnish the following information as to the Trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the State of New York    2 Rector Street, New York, N.Y. 10006, and Albany, N.Y. 12203
Federal Reserve Bank of New York                    33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation               Washington, D.C. 20549
New York Clearing House Association                 New York, N.Y.

        (b) Whether it is authorized to exercise corporate trust powers:

            Yes.


ITEM 2. Affiliations with Obligor

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None. (See Note on page 2.)

                         _____________________________

ITEM 16. List of Exhibits:

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

1. - A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (See Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

4. - A copy of the existing By-laws of the Trustee. (See Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

6. - The consent of the Trustee required by Section 321(b) of the Act. (See Exhibit 6 to Form T-1, Registration Statement No. 33-44051.)

7. - A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority. (See Exhibit 7 to Form T-1, Registration Statement No. 33-55379.)


                                       1
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                                      NOTE
                                      ----

     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.


                           __________________________

                                   SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 18th day of December, 1995.


                                    The Bank of New York


                                    By:___________________________
                                       Vivian Georges
                                       Assistant Vice President



                                       2
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                                      NOTE
                                      ----

     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.


                          ___________________________

                                   SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 18th day of December, 1995.


                                    The Bank of New York


                                    By: /s/ Vivian Georges
                                        __________________
                                        Vivian Georges
                                        Assistant Vice President



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